UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2025

APA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-40144	86-1430562
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2000 W Sam Houston Pkwy S, Suite 200
Houston, Texas 77042-3643
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (713) 296-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading	Name of each exchange
	Symbol(s)	on which registered
Common Stock, $0.625 par value	APA	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 6, 2025, the Board of Directors (the “Board”) of APA Corporation (the “Company”) appointed Robert P. Rayphole to the role of vice president, Chief Accounting Officer, and Controller, effective as of November 15, 2025 (the “Effective Date”). Rebecca A. Hoyt, who currently holds the role of senior vice president, Chief Accounting Officer, and Controller, will remain with the Company on the Effective Date until her previously disclosed retirement.

Mr. Rayphole, 51, most recently served as the Company’s Assistant Controller since 2011, having been director of Investor Relations since 2010 and manager of Financial Reporting and U.S. Operations Accounting since 2002. Prior to joining the Company, he held positions of increasing responsibility with Aurthur Andersen LLP from 1997 until 2002, including as a manager in the firm’s Assurance practice. Mr. Rayphole is a certified public accountant.

In connection with Mr. Rayphole’s appointment and commensurate with his position and responsibilities, the Management Development and Compensation Committee of the Board approved for him (i) an annual base salary of $355,000 effective as of the Effective Date, (ii) a target annual incentive compensation opportunity (expressed as a percentage of his annual base salary) of 50% effective as of the Effective Date, and (iii) a target long-term incentive compensation opportunity of 225% effective as of January 1, 2026.

Mr. Rayphole (i) has no family relationship with any director or other executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer, (ii) is not a party to any related person transaction with the Company, and (iii) has no arrangements or understandings with any other person pursuant to which he was selected as an officer of the Company.

Item 7.01	Regulation FD Disclosure.

On November 10, 2025, the Company issued a press release announcing Mr. Rayphole’s appointment, a copy of which is furnished herewith as Exhibit 99.1.

The information provided in this Item 7.01, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of Section 18, and shall not be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of APA Corporation dated November 10, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APA CORPORATION

Date:	November 10, 2025	By:	/s/ Ben C. Rodgers
Ben C. Rodgers
Executive Vice President and Chief Financial Officer